SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 5, 1995


                            MISSISSIPPI POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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         Mississippi                0-6849                  64-0205820
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(State or other jurisdiction   (Commission File    (IRS Employer Identification
      of incorporation)             Number)                    No.)


2992 West Beach, Gulfport, Mississippi                                 39501
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code               (601) 864-1211
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                                       N/A
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              (Former name or former address, if changed since last
                                    report.)



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Item 5.         Other Events.
                On December 5, 1995, Mississippi Power Company (the "Company") entered into a Purchase Contract covering the issue and sale of $30,000,000 aggregate principal amount of First Mortgage Bonds, 6 7/8% Series due December 1, 2025. Said First Mortgage Bonds were registered under the Securities Act of 1933, as amended, pursuant to the Company's shelf registration statement (Registration Statement No. 33-49649). Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                (c) Exhibits.

1 Form of Proposal for Purchase of First Mortgage Bonds, dated December 5, 1995, between the Company and the Purchasers named therein, with Purchase Contract attached thereto.

4 Supplemental Indenture, dated as of December 1, 1995, between the Company and Bankers Trust Company, as Trustee.

12 Computation of ratio of earnings to fixed charges for the five years ended December 31, 1994 and the twelve months ended October 31, 1995.

23(a)      Consent of Eaton & Cottrell, P.A.

23(b)      Consent of Arthur Andersen LLP.

25         Form T-1 of Bankers Trust Company, as Trustee.

26(a)      Notice of Invitation for Proposals.

26(b)      Terms and Conditions Relating to Proposals.


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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 18, 1995                             MISSISSIPPI POWER COMPANY



                                                   By    /s/Wayne Boston
                                                            Wayne Boston
                                                         Assistant Secretary